UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2010

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 16, 2010, the Audit Committee of Steinway Musical Instruments, Inc. (the “Company”) dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm and approved the engagement of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year 2010.  On June 21, 2010 the Company issued a press release announcing the change in its independent registered public accounting firm.

Marcum served as the Company’s independent registered public accounting firm from April 20, 2010 to June 15, 2010.  Marcum did not audit the Company’s financial statements as of any date or for any period.

During the period from April 20, 2010 to June 15, 2010, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Marcum with a copy of the foregoing disclosures and requested in writing that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Marcum provided a letter dated June 21, 2010 stating its agreement with such statements. This letter is attached hereto as Exhibit 16.1.

During the years ended December 31, 2008 and 2009 and through the date of the Audit Committee’s decision, the Company had not consulted with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated June 21, 2010 agreeing with Item 4.01 statements.
99.1	Press release dated June 21, 2010 by Steinway Musical Instruments, Inc. regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 21, 2010	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

	Name:	Dana D. Messina
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated June 21, 2010 agreeing with Item 4.01 statements.
99.1	Press release dated June 21, 2010 by Steinway Musical Instruments, Inc. regarding change in independent registered public accounting firm.